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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into HS Resources, Inc.'s previously filed Registration Statement File Nos. 333-46195, 333-21221, 33-61400, 33-91934, 333-66329 and 333-71107.



                                              /s/ Arthur Andersen LLP
                                             ------------------------------
                                                  Arthur Andersen LLP



Denver, Colorado
March 30, 1999